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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2006

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                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

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       Cayman Islands                001-16855                98-0362785
(State or Other Jurisdiction (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                   P.O. Box HM 2939
    Crown House, Third Floor, 4 Par-la-Ville Road
                    Hamilton HM12
                       Bermuda                                          N/A
       (Address of Principal Executive Offices)                     (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     Scottish Re Group Limited (the "Company") announced on May 18, 2006 that it had appointed David R. Howell as Chief Executive Officer of the Company's International life reinsurance business. Mr. Howell's career spans over 15 years in life reinsurance and has included a diverse range of geographic responsibilities, most recently as a senior executive with Swiss Re. Additional information regarding Mr. Howell's appointment and business experience is set forth in the press release which is filed as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1     Press Release issued by Scottish Re Group Limited on May 18, 2006.






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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH RE GROUP LIMITED


                                    By:    /s/ Paul Goldean
                                          -------------------------------------
                                          Paul Goldean
                                          Executive Vice President and
                                          General Counsel



Dated:  May 19, 2006




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                                INDEX TO EXHIBITS

Number      Description
99.1        Press Release issued by Scottish Re Group Limited on May 18, 2006.